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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: September 5, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

          TEXAS                                       74-1611874
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

 15835 Park Ten Place Drive                              77084
     Houston, Texas                                    (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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ITEM 5.  OTHER EVENTS


     On September 5, 2001, the Company announced that Burullus Gas Company has awarded the ATWOOD HUNTER a contract to drill eleven wells in the Egyptian territorial waters of the Mediterranean Sea. A copy of the press release announcing the contract award is filed with the FORM 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS


EXHIBIT 99.1      PRESS RELEASE DATED SEPTEMBER 5, 2001

EXHIBIT 99.2      CONTRACT STATUS SUMMARY AT SEPTEMBER 5, 2001


ITEM 9.    REGULATION FD DISCLOSURE


     Additional information with respect to the Company's contract status summary at September 5, 2001 is attached hereto as EXHIBIT 99.2, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ATWOOD OCEANICS, INC.
                                            (Registrant)



                                            /s/ James M. Holland
                                            James M. Holland
                                            Senior Vice President

                                            DATE:  September 5, 2001



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                    ---------------------

99.1     Press Release Dated September 5, 2001

99.2     Contract Status Summary at September 5, 2001

                                                                   EXHIBIT 99.1

HOUSTON, TEXAS

5 SEPTEMBER 2001

FOR IMMEDIATE RELEASE:


     ATWOOD OCEANICS, INC. (A HOUSTON BASED INTERNATIONAL OFFSHORE DRILLING CONTRACTOR - NYSE: ATW) ANNOUNCED TODAY THAT BURULLUS GAS COMPANY, A JOINT OPERATING COMPANY FORMED BY THE EGYPTIAN GENERAL PETROLEUM CORPORATION, BG INTERNATIONAL LIMITED AND EDISON INTERNATIONAL S.P.A., HAS AWARDED THE ATWOOD HUNTER A CONTRACT TO DRILL ELEVEN (11) WELLS (PLUS OPTIONS) IN THE EGYPTIAN TERRITORIAL WATERS OF THE MEDITERRANEAN SEA. THE ATWOOD HUNTER IS CURRENTLY IN A SHIPYARD IN MOBILE, ALABAMA UNDERGOING AN APPROXIMATE $50 MILLION WATER-DEPTH UPGRADE AND REFURBISHMENT. IMMEDIATELY UPON COMPLETING ITS UPGRADE IN OCTOBER 2001 THE RIG WILL BE LOADED ON A HEAVY LIFT VESSEL TO COMMENCE AN APPROXIMATE 30-DAY TRANSPORT TO EGYPT AT AN ESTIMATED COST OF $2.0 MILLION. THE DRILLING PROGRAM IS EXPECTED TO TAKE BETWEEN 280 AND 340 DAYS TO COMPLETE, WITH DAYRATES FOR THE FIRST THREE WELLS RANGING FROM $100,000 TO $110,000 AND A DAYRATE OF $90,000 FOR THE REMAINING EIGHT COMPLETION WELLS.

     Statements contained in this press release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

                                                        CONTACT:  JIM HOLLAND
                                                        (281) 749-7804






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

                                                                                                         EXHIBIT 99.2

                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                         AT SEPTEMBER 5, 2001


NAME OF RIG                LOCATION       CUSTOMER                CONTRACT STATUS
------------------        ----------      -----------------       -------------------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             PHILIPPINES     SHELL PHILIPPINES       The rig's current contract terminates upon
                                          EXPLORATION B.V.        completion of the work in progress on November
                                                                  15, 2001.

ATWOOD HUNTER             SHIPYARD IN     BURULLUS GAS COMPANY    The rig is currently undergoing an approximate
                          MOBILE, ALABAMA                         $50 million water-depth upgrade and refurbishment.
                                                                  Immediately upon completing its upgrade in October 2001,
                                                                  the rig will be transported to Egypt to commence an
                                                                  eleven-well drilling  program for Burullus Gas Company,
                                                                  estimated to  take between 280 and 340 days to complete.

ATWOOD EAGLE              MEDITERRANEAN   RASHID PETROLEUM        The rig has contractual commitments in Egypt
                          SEA             COMPANY                 which should keep the rig employed until late
                                                                  fourth quarter of 2001 or first quarter of 2002. An
                                                                  approximate $90 million upgrade of the rig is planned
                                                                  immediately  upon the rig completing its contractual
                                                                  commitments, and taking around six months shipyard time
                                                                  to complete. Contract opportunities to commence following the rig's upgrade are being pursued internationally.

SEAHAWK                   MALAYSIA        ESSO                    The rig's current contract terminates in
                                          PRODUCTION              November 2003, with an option for the Operator
                                          MALAYSIA INC.           to extend.

ATWOOD SOUTHERN           MEDITERRANEAN   EL PASO PRODUCTION      The rig has contractual commitments in Turkey
CROSS                     SEA             COMPANY TURKEY B.V.     (El Paso Production Company Turkey B.V.) and
                                                                  Israel (Nordan Oil (1998) Ltd. and Samedan,
                                                                  Mediterranean Seas, Inc.) and German Oil Co. in
                                                                  Egypt which should keep the rig employed until
                                                                  the third or fourth quarter of fiscal 2002.

SEASCOUT                  UNITED STATES                           The SEASCOUT was purchased in December 2000 for
                          GULF OF MEXICO                          future conversion to a tender-assist unit,
                                                                  similar to the SEAHAWK, once an acceptable
                                                                  contract opportunity is secured.




CANTILEVER JACK-UP -
---------------------
VICKSBURG                 VIETNAM         SAMEDAN VIETNAM         The rig is currently drilling a second well for
                                          LIMITED                 Samedan Vietnam Limited in Vietnam. Upon
                                                                  completion of this well (estimated September
                                                                  2001), the drilling unit  will be moved
                                                                  to the   Malaysia - Thailand Joint Development
                                                                  Area to drill 31 wells (estimated to take around
                                                                  540 days) for Carigali-Triton Operating Company Sdn.
                                                                  Bhd. ("CTOC").  Once drilling operations commence and
                                                                  CTOC has funded certain contractual obligations,
                                                                  CTOC has the option of canceling the contract at
                                                                  any time after giving a sixty-day written notice of
                                                                  termination.

SUBMERSIBLE -
---------------------
RICHMOND                  UNITED STATES   NEXEN PETROLEUM         The rig is currently drilling the second long
                          GULF OF MEXICO  OFFSHORE U.S.A.         well for Nexen Petroleum Offshore U.S.A., which
                                                                  could keep the rig employed into the first
                                                                  quarter of fiscal 2002.

MODULAR PLATFORMS -
---------------------
RIG-19                    AUSTRALIA                               The rig is available for contract since it became idle
                                                                  in September 1999.

RIG-200                   AUSTRALIA                               The rig is available for contract since it became idle
                                                                  in June 1999.

                           MANAGEMENT/LABOR CONTRACTS
                           --------------------------

GOODWYN 'A' /NORTH        AUSTRALIA       WOODSIDE ENERGY LTD.    There is currently an indefinite planned break
RANKIN 'A'                                                        in drilling activity for the two client-owned
                                                                  rigs.  The Company is involved in maintenance of
                                                                  the two rigs for future drilling programs.



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